                                                         EXHIBIT 10.49

                            STOCK PURCHASE AGREEMENT


          STOCK PURCHASE AGREEMENT ("Agreement") dated as of the        day of
September, 1996, by and among ECOSCIENCE CORPORATION, a Delaware corporation (the "Company"), TAGLICH BROTHERS, D'AMADEO, WAGNER & COMPANY, INCORPORATED ("Placement Agent"), either on its own behalf or on behalf of other investors, and the persons and entities listed on EXHIBIT A to this Agreement (Placement Agent and the persons and entities listed on EXHIBIT A annexed hereto being referred to individually as an "Investor" and collectively as the "Investors").

                              W I T N E S S E T H :

     WHEREAS, in reliance upon the representations, warranties, terms and conditions hereinafter set forth, the Investors desire to purchase from the Company, and the Company desires to sell to the Investors, one million forty thousand (1,040,000) shares of the Company's common stock, $0.01 par value (each a "Share" and collectively, the "Shares") subject to the terms hereof; and

     WHEREAS, the Shares are being issued pursuant to the Company's Confidential Private Placement Memorandum and Exhibits thereto dated September 25,1996 (collectively, the "Memorandum"); and

     WHEREAS, the Shares are being issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act").

     NOW, THEREFORE, in consideration of the premises and the respective promises hereinafter set forth, the Company and the Investors hereby agree as follows:

     1.   SALE AND PURCHASE OF SHARES.

          (a) Subject to the terms and conditions of this Agreement, the Company shall sell to the Investors one million forty thousand (1,040,000) Shares, and each Investor shall purchase from the Company the number of Shares as is set forth after the Investor's name on EXHIBIT A annexed hereto for a consideration of One Dollar and 25/100 ($1.25) per Share provided that no Shares will be sold unless all Shares are subscribed and paid for by September 25,1996.

          (b) The sale and purchase described in Paragraph 1(a) of this Agreement shall take place at a closing (the "Closing") at the offices of SPITZER & FELDMAN P.C., 405 Park Avenue, New York, New

York 10022-4405 or such other place as shall be acceptable to the Company and Placement Agent on September 25, 1996.

     2. PAYMENT. At Closing, the Company shall deliver to Placement Agent, on behalf of the Investors, the original executed and sealed certificates for the Shares being purchased by the Investors pursuant to Paragraph 1 of this Agreement, against its receipt of payment therefor by certified or bank check drawn on a bank located in the United States or by wire transfer in federal funds in the amount of the aggregate purchase price for such Shares as provided in Paragraph 1 of this Agreement, less the amount of fees payable to Placement Agent pursuant to Paragraph 10(a) of this Agreement. All certificates for Shares being purchased by the Investors shall be issued in the respective names of the Investors in accordance with instructions provided by Placement Agent.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to and covenants and agrees with each Investor as of the date hereof and as of the date of the Closing, as follows:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified and in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by the Company or the property owned or leased by the Company requires such qualification. Except as set forth in the Memorandum, the Company has no subsidiaries and does not own any equity interest and has not made any loans or advances to or guarantees of indebtedness to any person, corporation, partnership or other entity.

          (b) The authorized capital of the Company consists of twenty-five million (25,000,000) shares of common stock, $0.01 par value (the "Common Stock") of which, as of the date of this Agreement, 9,342,177 shares of Common Stock are issued and outstanding and 1,294,976 Shares of Common Stock are reserved for issuance. Except as set forth in the Memorandum, the Company is not a party to any agreement to issue, nor has it issued, any warrants, options or rights or debentures, notes or other evidence of indebtedness or other securities, instruments or agreements upon the exercise or conversion of which or pursuant to the terms of which additional shares of capital stock of the Company may become issuable. No holder of any of the Company's securities has preemptive rights or contractual rights of first refusal.

          (c) The Company has the full right, power and authority to execute, deliver and perform under this Agreement, the Shares and the Placement Agent Warrants (as defined below). This Agreement has been duly executed by the Company and, at Closing, the Shares and the Placement Agent Warrants being issued will have been duly executed by the Company, and this Agreement, the Shares, the Placement Agent Warrants and the transactions contemplated by this Agreement, the Shares and the Placement Agent Warrants have been duly authorized by all necessary corporate action and each constitute, the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

          (d) All of the issued and outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, with no personal liability attaching to the holders thereof, and such shares of Common Stock have not been issued in violation of the preemptive rights or rights of first refusal of any holder of securities of the Company. All of the issued and outstanding shares of Common Stock have been issued pursuant to either a registration statement under the 1933 Act or an exemption from the registration requirements of the 1933 Act and were issued in accordance with all applicable Federal and state securities laws.

          (e) The Company has delivered to each Investor a copy of the following financial statements of the Company (hereinafter collectively, the "Financial Statements"): (1) (i) its balance sheet as at June 30, 1995 and 1994, and (ii) the statements of income, shareholders' equity (deficiency) and cash flows for the fiscal years ended June 30, 1995 and 1994, and the related notes thereto, which have been audited by Arthur Andersen LLP, independent certified public accountants, and (2) the unaudited balance sheet at March 31, 1996 and unaudited statements of operations and cash flows for the nine (9) month period ended March 31, 1996, and the notes related thereto. The Financial Statements, which are included in the Company's Form 10-K Annual Report for the year ended June 30, 1995 and the Company's Form 10-Q Quarterly Report for the quarter ended March 31, 1996, were prepared in accordance with generally accepted accounting principles consistently applied and present and reflect fairly the financial position of the Company at the respective balance sheet dates and the results of its operations, changes in shareholders' equity and cash flows for the periods then ended.

          (f) The Shares of Common Stock issuable upon the exercise of the Placement Agent Warrants have been validly authorized for issuance and, when issued against payment of the exercise price pursuant to this Agreement and the terms of the Placement Agent Warrants, as the case may be, will be duly and validly authorized and issued, fully paid and nonassessable and free from preemptive rights or rights of first refusal held by any person.

          (g) The Company has good and marketable title to all of its property and assets and, except as set forth in the Memorandum, none of the property or assets of the Company is subject to any lien, mortgage, pledge, encumbrance or other security interest.

          (h) Since March 31, 1995, except as set forth in the Memorandum, there has not been any material adverse change in the financial condition or in the operations, business or prospects of the Company from that shown in the Financial Statements or any damage or destruction, whether covered by insurance or not, which affects the business, property or assets of the Company.

          (i) The Company has delivered to each Investor (i) a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1995,
(ii) a copy of the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1996, December 31, 1995 and September 30, 1995 (iii) a copy of the Company's annual report and proxy statement relating to the Company's 1996 annual meeting of stockholders, (iv) any Current Reports on Form 8-K or other reports filed with the Securities and Exchange Commission (the "SEC") subsequent to April 30, 1996, (v) a copy of each Schedule 13D or 13G which has been filed with the Company within the past year; provided, that no representation is made by the Company with respect to the contents of any
Schedule 13D or 13G; and (vi) any additional documents referred to in EXHIBIT B annexed hereto.

          (j) Neither the execution or delivery of this Agreement or the Shares or the Placement Agent Warrants by the Company nor the performance by the Company of the transactions contemplated by this Agreement, the Shares or the Placement Agent Warrants: (i) requires the consent, waiver, approval, license or authorization of or filing with or notice to any person, entity or public authority (except any filings required by Federal or state securities laws, which filings have been or will be made on a timely basis); (ii) violates or constitutes a default under or breach of any law, rule or regulation applicable to the Company; (iii) conflicts with or results in a breach or termination of any provision of, or constitutes a default under, or will result in the creation of any lien, charge or encumbrance upon any of the property or assets of the Company with or without the giving of notice, the passage of time or both, pursuant to (A) the Company's certificate of incorporation or by-laws, (B) any mortgage, deed of trust, indenture, note, loan agreement, security agreement, contract, lease, license, alliance agreement, joint venture agreement, or other agreement or instrument, or (C) any order, judgment, decree, statute, regulation or any other restriction of any kind or character to which the Company is a party or by which any of the assets of the Company may be bound.

          (k) The Company has no material indebtedness to any officer, director, 5% stockholder or other Affiliate (as defined in the Rules and Regulations of the SEC under the 1933 Act) of the Company.

          (l) The Company is in compliance in all material respect with all laws, rules and regulations of all Federal, state and local government agencies having jurisdiction over it or affecting its business, assets or properties, and the Corporation possesses all licenses, permits, consents, approvals and agreements which are required to be issued by any and all applicable Federal, state or local authorities necessary for the operation of its business and/or in connection with its assets or properties.

          (m) The Company is not in default in any material respects under any note, loan agreement, security agreement, mortgage, contract, lease, alliance agreement, joint venture agreement, agreement, license, permit, consent, approval or instrument to which it is a party, and no event has occurred which, with or without the lapse of time or giving of notice, or both, would constitute such default thereof by the Company or would cause acceleration of any obligation of the Company or would adversely affect the business, operations, financial condition or prospects of the Company.

          (n) Except as set forth in the Memorandum, to the best of the Company's knowledge, no officer, director or 5% stockholder of the Company and no Affiliate of any such person either (i) holds any interest in any corporation, partnership, business, trust, sole proprietorship or any other entity which is engaged in a business similar to that conducted by the Company (other than a five (5%) percent or less interest in a public company engaged in any such business) or (ii) engages in any material related-party transaction with the Company .

          (o) There are no material (i.e., involving an asserted liability in excess of ten thousand dollars ($10,000)) claims, actions, suits, proceedings or labor disputes, inquiries or investigations (whether or not purportedly on behalf of the Company), pending or, to the best of the Company's knowledge, threatened, against the Company, at law or in equity or by or before any Federal, state, county, municipal or other governmental department, SEC, NASDAQ, board, bureau, agency or instrumentality, domestic or foreign, whether legal or administrative or in arbitration or mediation, nor, to the Company's knowledge, is there any basis for any such action or proceeding. Neither the Company nor any of its assets are subject to, nor is the Company in default with respect to, any order, writ, injunction, judgment or decree that could materially adversely affect the financial condition, business, assets or prospects of the Company.

          (p) The accounts receivable of the Company represent receivables generated from the sale of goods and services in the ordinary course of business. The Company knows of no material disputes concerning accounts receivable not disclosed in the Memorandum, and the accounts receivable are collectible in the ordinary course of business, subject to reserves reflected on the Financial Statements.

          (q) Except as set forth in the Memorandum, the Company has (i) no written employment contracts and no oral employment contracts not terminable at will by the Company, with any officer, director or other employee of the Company or any five (5%) percent shareholder of the Company, (ii) no consulting agreement or other compensation agreement with any officer, director or other employee of the Company or any five (5%) percent shareholder of the Company, and
(iii) no agreement or contract with any party that will result in the payment by the Company, or the creation of any commitment or obligation (absolute or contingent), of the Company to pay any severance, termination, "golden parachute", or similar payment to any present or former personnel of the Company following termination of employment. To the Company's knowledge, no director, executive officer or other key employee of the Company has indicated that he or she intends to resign as director and/or executive officer of the Company or to terminate his or her employment with the Company.

          (r) The accounts payable of the Company represent bona fide payables to third parties incurred in the ordinary course of business and represent bona fide debts for services and/or goods provided to the Company.

          (s) The Company is not a party to a labor agreement with respect to its employees with any labor organization, union, group or association and there are no employee unions (nor any similar labor or employee organizations). In the last five (5) years, the Company has not experienced any attempt by organized labor or its representatives to make the Company conform to demands of organized labor relating to its employees or to enter into a binding agreement with organization labor that would cover any of the Company's employees. There is no labor strike or labor stoppage or slowdown pending, or, to the knowledge of the Company, threatened against the Company nor has the Company experienced in the last five (5) years any work stoppage or other material labor difficulty. The Company is in compliance in all material respects with all applicable laws, rules and regulations regarding employment practices, employee documentation, terms or conditions of employment and wage and hours and the Company is not engaged in any unfair labor practices. There are no unfair labor practices, charges or complaints against the Company pending before the National Labor Relations Board or any other governmental agency.

          (t) Except as set forth in the Memorandum, there are no employee pension, retirement or other benefit plans, maintained, contributed to or required to be contributed to by the Company covering any employee or former employee of the Company. The Company has no material liability or obligation of any kind or nature, whether accrued or contingent, matured or unmatured, known or unknown, under any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or any provision of the Internal Revenue Code of 1986, as amended, specifically relating to persons subject to ERISA.

          (u) The Company has timely filed with the appropriate taxing authorities all returns in respect of taxes required to be filed through the date hereof and has timely paid all taxes it is required to pay or has established an adequate reserve therefor, except where the Company has timely filed for extensions. There are no pending or, to the knowledge of the Company, threatened audits, investigations or claims for or relating to any liability of the Company in respect of taxes.

          (v) The Company has no liabilities of any kind or nature whether accrued or contingent, matured or unmatured, known or unknown, except (i) as set forth in the Financial Statements, (ii) as set forth in the Memorandum and
(iii) those liabilities incurred by the Company in the ordinary course of business since March 31, 1996.

          (w) Except as set forth in the Memorandum, no customer of the Company during fiscal year 1996 accounted for more than five (5%) percent of the revenues of the Company, except for one customer which accounted for 7% and to the best of the Company's knowledge, no customer will account for more than five (5%) percent of the Company's revenues during fiscal year 1997.

          (x) There are no finder's fees or brokerage commissions payable with respect to the transactions contemplated by this Agreement, except as provided in Paragraph 10 of this Agreement, and the Company agrees to indemnify and hold harmless each of the Investors from and against any and all cost, damage, liability, judgment and expense (including reasonable fees and expenses of counsel) arising out of or relating to claims for such fees or commissions (and to pay Placement Agent pursuant to a separate agreement between the Company and Placement Agent), except to the extent that any such fees or commissions have been incurred by an Investor as a result of the actions of that Investor.

          (y) The Company is not currently and has not during the past six (6) months been engaged in negotiations with respect to any merger, consolidation, acquisition, disposition or other material business transaction.

          (z) The Company has the right to conduct its business in the manner in which its business has been heretofore conducted. The conduct of such business by the Company does not violate or infringe upon the patent, copyright, trade secret or other proprietary rights of any third party, and the Company has received no notice of any claim of any such violation or infringement.

          (aa) The Company has delivered to each Investor a copy of the Memorandum. The information contained in the Financial Statements and the Memorandum, taken together, describe in all material respects the business and financial condition of the Company, and such material, taken together, does not contain any misstatement of a material fact or omit to state a material fact necessary to make the information not misleading. The Investors shall be entitled to rely on such material notwithstanding any investigation they or any of them may have made, provided that the Investor does not have knowledge of a misrepresentation or omission as a result of such investigation .

     4. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby represents and warrants to and covenants and agrees with the Company and Placement Agent, as of the date hereof and as of the Closing Date, as follows:

          (a) Investor has the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the transaction contemplated hereby have been authorized by all necessary action of the Investor. This Agreement constitutes the legal, valid and binding obligation of the Investor.

          (b) Investor acknowledges that Investor has received and reviewed the Financial Statements and the Memorandum and has had an opportunity to meet with and ask questions of the management of the Company. In evaluating the suitability of making this investment, the Investor has not relied upon any representations or warranties made by the Company or its agents or any of the other Investors except as set forth in this Agreement, and each Investor acknowledges that no such other representations or warranties have been made to it, or to its advisors (if applicable), by the Company or its agents or by any of the other Investors and it has relied only on its review of this Agreement and its own advisors in deciding to make this investment.

          (c) Investor is an Accredited Investor (as defined in Rule 501 promulgated by SEC under the 1933 Act), has the financial ability to bear the economic risk of the Investor's investment, can afford to sustain a complete loss of such investment and has adequate means of providing for the Investor's current needs and personal contingencies, and has no need for liquidity in the Investor's investment in the Company; and the amount invested in the Company by the Investor does not constitute a substantial portion of the Investor's net worth. The Investor has delivered to the Company and Placement Agent a confidential investor questionnaire, and all of the information set forth in the confidential investor questionnaire is true and correct in all material respects.

          (d) Investor is acquiring the Shares being purchased for investment and not with a view to the sale or distribution thereof, for such Investor's own account and without any present intention of selling and not on behalf of others and the Investor has not granted any other person any right or option or any participation or beneficial interest in any of the Shares, except that Placement Agent may acquire Shares (but Placement Agent has no obligation to acquire Shares) and thereafter transfer such Shares to persons who qualify as Investors pursuant to this Agreement and execute this Agreement as an Investor, provided that Placement Agent shall have delivered the Shares being transferred to the Company or its transfer agent prior to the effective date of the registration statement to be filed by the Company pursuant to Paragraph 7(a) of this Agreement. Investor acknowledges that the Common Stock comprising the Shares constitute restricted securities within the meaning of Rule 144 of the SEC under the 1933 Act, and that such securities may not be sold except pursuant to an effective registration statement under the 1933 Act or in a transaction exempt from registration under the 1933 Act, and the Investor acknowledges that the Investor understands the meaning and effect of such restriction. The Investor will only transfer Shares or shares issued upon exercise of the Placement Agent Warrant in accordance with the provisions of applicable federal and state securities laws. The Investor has sufficient knowledge and experience in financial and business matters so that the Investor is capable of evaluating the risks and merits of the purchase of the Shares. The Investor is aware that no Federal or state regulatory agency or authority has passed upon the sale of the Shares or the terms of the sale or the accuracy or adequacy of any material being provided to the Investor and that the price of the Shares was negotiated between the Company and Placement Agent and does not necessarily bear any relationship to the underlying assets or value of the Company. INVESTOR UNDERSTANDS THAT AN INVESTMENT IN THE SHARES BEING PURCHASED INVOLVES A HIGH DEGREE OF RISK.

          (e) INVESTOR UNDERSTANDS THAT, IN CONNECTION WITH INVESTOR'S EVALUATION OF THE COMPANY, INVESTOR HAS BEEN OR MAY HAVE BEEN PROVIDED WITH ACCESS TO CERTAIN INFORMATION CONCERNING THE COMPANY WHICH HAS NOT BEEN PUBLICLY DISCLOSED. INVESTOR FURTHER UNDERSTANDS THAT ANY TRADING BY THE INVESTOR IN SECURITIES OF THE COMPANY USING NON-PUBLIC INFORMATION COULD CONSTITUTE A VIOLATION OF FEDERAL AND STATE SECURITIES LAWS AND OTHER LAWS AND MAY SUBJECT THE INVESTOR TO CRIMINAL AND/OR CIVIL PENALTIES AND/OR LIABILITY. In view of the foregoing, Investor agrees not to (i) purchase or sell, including a short sale, any of the Company's securities or rights to purchase or sell such securities as long as the Investor is in possession of material non-public information or (ii) disclose any non-public information to any other person.

          (f) There are no finder's fees or brokerage commissions payable with respect to the purchase by the Investor of the Shares, except as provided in Paragraph 10 of this Agreement.

          (g) For purposes hereof, Placement Agent is only included in the term "Investor" in its capacity as acquiror of the Placement Agent Warrant.

     5. USE OF PROCEEDS. The net proceeds from the sale of the Shares will be used by the Company to prepay at a discount certain indebtedness of the Company, for expenses related to the transactions contemplated hereby and other general corporate purposes, as disclosed in the Memorandum.

     6. UNREGISTERED SECURITIES. The Shares have not been registered under the 1933 Act, in reliance upon the applicability of Section 3(b), 4(2), 4(6) and/or Regulation D of the 1933 Act to the transactions contemplated hereby.
The Investor acknowledges that the Company is relying in part on such Investor's representations in Paragraph 4 of this Agreement and in the confidential investor questionnaire to establish such exemption. In furtherance of such reliance, the certificates representing the

Shares will bear an investment legend prominently stamped or printed thereon, substantially as follows:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED EXCEPT: (i) PURSUANT TO AN EFFECTIVE REGISTRATION THEREOF UNDER THE ACT OR (ii) IF IN THE OPINION OF COUNSEL FOR THE REGISTERED OWNER HEREOF, WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY, THE PROPOSED SALE, TRANSFER OR ASSIGNMENT MAY BE EFFECTED WITHOUT SUCH REGISTRATION AND WILL NOT BE IN VIOLATION OF APPLICABLE STATE SECURITIES LAWS.

     7.   REGISTRATION RIGHTS AND "PIGGY-BACK" REGISTRATION RIGHTS.

          (a) As soon as possible after the closing hereunder, the Company shall at its sole cost and expense file a registration statement on the appropriate form with the SEC covering all of the Shares and all of the shares of Common Stock issuable upon the exercise of the Placement Agent Warrants (collectively, the "Registrable Securities"), time being of the essence. The Company will use its best efforts to have such registration statement declared effective as soon as possible thereafter, and shall keep such registration statement current and effective for at least three (3) years from the effective date thereof or until such earlier date as all of the Registrable Securities registered pursuant to such registration statement shall have been sold or otherwise transferred. Notwithstanding anything to the contrary contained herein, if such registration statement shall not be declared effective within nine (9) months after the Closing hereunder, then (i) the Company shall issue to each Investor, additional Shares of Common Stock equal to the lesser of (x) the product of (1) four (4%) percent of the number of Shares then owned by the Investor (and transferences authorized under applicable securities laws) and purchased hereunder, and (2) the number of months, or any part thereof, beyond said nine (9) month period until the initial registration statement described herein covering the Registrable Securities is declared effective or (y) thirty-five (35%) percent of the number of Shares being purchased by each Investor hereunder and (ii) the number of shares issuable under Placement Agent Warrants will be increased by the lesser of (1) four (4%) percent multiplied by the number of months, or any part thereof, beyond said nine (9) month period until the initial registration statement described herein covering the Registrable Securities is declared effective or (2) thirty-five (35%) percent of the number of shares issuable under the Placement Agent Warrants issued to Placement Agent at Closing.

          (b) In the event the Company effects any registration under the 1933 Act of any Registrable Securities pursuant to Paragraphs 7(a) above or 7(g) below, the Company shall indemnify and hold harmless, to the extent permitted by law, any registered holder whose Registrable Securities are included in such registration statement (each, a "Seller"), any underwriter, any officer, director, employee or agent of any Seller or underwriter, and each other person, if any, who controls any Seller or underwriter within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages or liabilities, judgment, fines, penalties, costs and expenses, joint or several, or actions in respect thereof (collectively, the "Claims"), to which each such indemnified party becomes subject, under the 1933 Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or any amendment or supplement thereto or any document filed under a state securities or blue sky law (collectively, the "Registration Documents") or insofar as such Claims arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such Claim; provided that the Company shall not be liable in any such case to the extent such Claim is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by or on behalf of any indemnified party specifically for use in the preparation of such Registration Document.

          (c) In connection with any registration statement in which any Seller is participating, each Seller, severally and not jointly, shall indemnify, and hold harmless, to the extent permitted by law, the Company, each of its directors, each of its officers who have signed the registration statement, each other person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, each other Seller and each underwriter, any officer, director, employee or agent of any such other Seller or underwriter and each other person, if any, who controls such other Seller or underwriter within the meaning of
Section 15 of the 1933 Act against any Claims to which each such indemnified party may become subject under the 1933 Act or otherwise, insofar as such

Claims (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Document, or insofar as any Claims are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such claim; provided, however, that such indemnification or reimbursement shall be payable only if, and to the extent that, any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by the Seller specifically for use in the preparation thereof.

          (d) Any person entitled to indemnification under Paragraphs 7(b) or 7(c) above shall notify promptly the indemnifying party in writing of the commencement of any Claim if a claim for indemnification in respect thereof is to be made against an indemnifying party under this Paragraph 7(d), but the omission of such notice shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under Paragraph 7(b) or 7(c) above, except to the extent that such failure shall materially adversely affect any indemnifying party or its rights hereunder. In case any action is brought against the indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it chooses, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; and, after notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the Claim within twenty (20) days after receiving notice from the indemnified party that the indemnified party believes it has failed to do so; (ii) if the indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there are legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any reasonable expenses therefor; provided, that no indemnifying party shall be subject to any liability for any settlement of a Claim made without its consent (which may not be unreasonably withheld, delayed or conditioned). If the indemnifying party assumes the defense of any Claim hereunder, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party (which consent may not be unreasonably withheld, delayed or conditioned).

          (e) If for any reason the indemnity provided in Paragraphs 7(b) or 7(c) above is unavailable, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the transactions contemplated by this Agreement. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required by Paragraph 7(d) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) The provisions of Paragraphs 7(b) through 7(e) of this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

          (g) Investor shall have certain "piggy-back" registration rights with respect to the Registrable Securities as hereinafter provided:

               A. If at any time after the Closing, the Company shall file with the SEC a registration statement under the 1933 Act registering any shares of Common Stock owned by any person or entity, the Company shall give written notice to Investor thereof prior to such filing.

               B. Within twenty (20) days after such notice from the Company, Investor shall give written notice to the Company whether or not the Investor desires to have all of the Investor's Registrable Securities included in the registration statement. If Investor fails to give such notice within such period, Investor shall not have the right to have Investor's Registrable Securities registered pursuant to such registration statement. If Investor gives such notice, then the Company shall use its best efforts to include the Registrable Securities in the registration statement, at the Company's sole cost and expense, subject to the remaining terms of this Paragraph 7(g).

               C. If the registration statement relates to an underwritten offering, and the underwriter shall determine in writing that the total number of shares of Common Stock to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced in the same proportion as the remainder of the shares in the offering and each Investor's Registrable Securities included in such registration statement will be reduced proportionately. For this purpose, if other securities in the registration statement are derivative securities, their underlying shares shall be included in the computation.

               D. Investor shall have two (2) opportunities to have the Registrable Securities registered under this Paragraph 7(g).

               E. Investor shall furnish in writing to the Company such information as the Company shall reasonably require in connection with a registration statement.

               F. In connection with any offering involving an underwriting of Common Stock to be issued by the Company, the Company shall not be required to include a Selling Shareholder's Registrable Shares in such underwriting unless such Selling Shareholder accepts the terms of the underwriting as agreed upon by the Company and the underwriters selected by the Company.

          (h) If and whenever the Company is required by the provisions of this Paragraph 7 to use its best efforts to register any Registrable Securities under the 1933 Act, the Company shall, as expeditiously as possible under the circumstances:

               A. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as possible and remain effective.

               B. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current and to comply with the provisions of the 1933 Act, and any regulations promulgated thereunder, with respect to the sale or disposition of all Registrable Securities covered by the registration statement required to effect the distribution of the securities, but in no event shall the Company be required to do so for a period of more than three (3) years following the effective date of the registration statement.

               C. Furnish to the Sellers participating in the offering, copies (in reasonable quantities) of summary, preliminary, final, amended or supplemented prospectuses, in conformity with the requirements of the 1933 Act and any regulations promulgated thereunder, and other documents as reasonably may be required in order to facilitate the disposition of the securities, but only while the Company is required under the provisions hereof to keep the registration statement current.

               D. Use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions of the United States as the Sellers participating in the offering shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable each participating Seller to consummate the disposition of the Registrable Securities in such jurisdictions.

               E. Notify each Seller selling Registrable Securities, at any time when a prospectus relating to any such Registrable Securities covered by such registration statement is required to be delivered under the 1933 Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to each such Seller selling Registrable Securities a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               F. As soon as practicable after the effective date of the registration statement, and in any event within eighteen (18) months thereafter, make generally available to Sellers participating in the offering an earnings statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including, at the Company's option, Rule 158 thereunder. To the extent that the Company files such information with the SEC in satisfaction of the foregoing, the Company need not deliver the above referenced earnings statement to Seller.

               G. Upon request, deliver promptly to counsel of each Seller participating in the offering copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit each such Seller to do such investigation at such Seller's sole cost and expense, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary. Each Seller agrees that it will use its best efforts not to interfere unreasonably with the Company's business when conducting any such investigation.

               H. Provide a transfer agent and registrar located in the United States for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

               I. List the Registrable Securities covered by such registration statement on such exchanges and/or on the NASDAQ as the Common Stock is then currently listed upon.

               J. Pay all Registration Expenses incurred in connection with a registration of Registrable Securities, whether or not such registration statement shall become effective; provided that each Seller shall pay all underwriting discounts, commissions and transfer taxes, if any, relating to the sale or disposition of such Seller's Registrable Securities pursuant to a registration statement. As used herein, "Registration Expenses" means any and all reasonable and customary expenses incident to performance of or compliance with the registration rights set forth herein, including, without limitation,
(i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities but no other expenses of the underwriters or their counsel), (iii) all printing, messenger and delivery expenses, and (iv) the reasonable fees and disbursements of counsel for the Company and the Company's independent public accountants.

          (i) The Company acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Paragraph 7 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Paragraph 7 may be specifically enforced. In the event that the Company shall fail to file such registration statement when required pursuant to Paragraph 7(a) above or to keep any registration statement effective as provided in this Paragraph or otherwise fails to comply with its obligations and agreements in this Paragraph 7, then, in addition to any other rights or remedies Investors may have at law or in equity, including without limitation, the right of rescission, the Company shall indemnify and hold harmless the Investors from and against any and all manner or loss which they may incur as a result of such failure. In addition, the Company shall also reimburse the Investors for any and all reasonable legal fees and expenses incurred by them in enforcing their rights pursuant to this Paragraph 7, regardless of whether any litigation was commenced; provided, however, that the Company shall not be liable for the fees and expenses of more than one law firm, which firm shall be designated by Placement Agent.

          (j) The word Investor as used in this Paragraph 7 includes all transferees of Registrable Securities authorized under applicable securities laws.

     8. CONDITIONS. The obligations of the Investors to purchase the Shares are subject to the satisfaction or fulfillment, as of the date of Closing, of each of the following conditions:

          (a) The Company shall have delivered to Placement Agent, on behalf of the Investors, (i) a currently-dated long-form good standing certificate or telegram from the Secretary of State of Delaware and each other jurisdiction in which the Company is incorporated or qualified to do business as a foreign corporation; (ii) the certificate of incorporation of the Company, as currently in effect, certified by the Secretary of State of the State of Delaware (iii) by-laws of the Company certified by the secretary of the Company; and (iv) certified resolutions of the Company's Board of Directors approving this Agreement, the issuance of the Shares and Placement Agent Warrants, the registration of the Common Stock and the other transactions contemplated by this Agreement.

          (b) There shall have occurred no material adverse event affecting the Company its business, assets, prospects or the Company's securities since the date of this Agreement.

          (c) No litigation or administrative proceeding shall have been threatened or commenced against the Company which (i) seeks to enjoin or otherwise prohibit or restrict the consummation of the transactions contemplated by this Agreement or (ii) if adversely determined, would have an adverse effect upon the Company's business, assets or prospects or the Company's securities.

          (d) The Company shall have delivered to Placement Agent, on behalf of the Investors, a certificate of its principal executive and financial officers as to the matters set forth in Paragraphs 8(a), (b) and (c) of this Agreement and to the further effect that (i) the Company is not in default, in any respect, under any note, loan agreement, security agreement, mortgage, deed of trust, indenture, contract, alliance agreement, lease, license, joint venture agreement, agreement or other instrument to which it is a party, except as disclosed in the Financial Statements or the Memorandum; (ii) the Company's representations and warranties contained in this Agreement are true and correct in all respects on such date with the same force and effect as if made on such date; (iii) there has been no amendment or changes to the Company's certificate of incorporation or by-laws or authorizing resolutions from those delivered pursuant to Paragraph 8(a) of this Agreement;

and (iv) no event has occurred which, with or without the lapse of time or giving of notice, or both, would constitute a material breach or default thereof by the Company or would cause acceleration of any obligation of the Company, or could materially adversely affect the business, operations, financial condition or prospects of the Company.

          (e) Placement Agent, on behalf of the Investors, shall have received the opinion of Warner & Stackpole LLP, counsel for the Company, dated as of the closing date in form and substance satisfactory to counsel to Placement Agent.

          (f) The Company shall have prepared and filed or delivered to counsel for filing with the SEC and any states in which such filing is required, a Form D relating to the sale of the Shares and such other documents and certificates as are required.

          (g) In addition to the right of Placement Agent to terminate this Agreement and not consummate the transaction contemplated by this Agreement as a result of the failure of the Company to comply with any of its obligations set forth in this Agreement, this Agreement may be terminated by Placement Agent by written notice to the Company at any time prior to the Closing if, in Placement Agent' sole judgment, (i) the Company shall have sustained a loss that is material to the Company, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree; (ii) trading in securities on any exchange or system shall have been suspended or limited either generally or specifically with respect to the Company's Common Stock; (iii) material governmental restrictions have been imposed on trading in securities generally or specifically with respect to the Company's Common Stock (not in force and effect on the date of this Agreement); (iv) a banking moratorium shall have been declared by Federal or New York State authorities; (v) an outbreak of major international hostilities or other national or international calamity shall have occurred; (vi) the Congress of the United States or any state legislative body shall have passed or taken any action or measure, or such bodies or any governmental body or any authoritative accounting institute, or board, or any governmental executive shall have adopted any orders, rules or regulations, which Placement Agent believes is likely to have an adverse effect on the business, financial condition or financial statements of the Company or the market for the Shares; (vii) the Common Stock shall have been delisted from NASDAQ or the Company shall have received notice from NASDAQ advising the Company of its intention to have the Common Stock delisted from NASDAQ, whether conditional or otherwise, or the Company shall fail to meet the requirements for continued listing on NASDAQ; unless in any such case, receipt of the aggregate purchase price for Shares under this Agreement and other Agreements closing contemporaneously herewith satisfies the condition to continuing the Company's listing therewith, (viii) there shall have been, in Placement Agent's judgment, a material decline in the Dow Jones Industrial Index or the market price of the Common Stock at any time subsequent to the date of this Agreement.

     9. COVENANTS OF THE COMPANY. The Company agrees at all times as long as the securities comprising the Placement Agent Warrants may be exercised, to keep reserved from the authorized and unissued Common Stock, such number of shares of Common Stock as may be, from time to time, issuable upon the exercise of the Placement Agent Warrants.

     10.  FEES.

          (a) Upon the receipt by the Company of the payments from the Investors provided for in Paragraph l of this Agreement, the Company shall pay to Placement Agent a fee equal to Twenty-Five Thousand ($25,000) Dollars plus seven (7.0%) percent of the gross proceeds paid to the Company for all Shares sold pursuant to this Agreement, a portion of which may be paid by Placement Agent to other registered broker-dealers. Such amount may be deducted by Placement Agent from the payment being made to the Company pursuant to Paragraph 2 of this Agreement. In addition, the Company shall issue to the Placement Agent at the Closing, five (5) year warrants ("Placement Agent Warrants") to purchase 156,000 shares of Common Stock at an exercise price of Two Dollars ($2.00) per share. The Company shall reimburse Placement Agent for up to Fifteen Thousand Dollars ($15,000) of expenses, including legal fees of counsel to Placement Agent .
 .
          (b) The Company shall pay any fees required in connection with the qualification of the sale of the Shares under the state securities or blue sky laws of any state which Placement Agent reasonably deems necessary.

     11. NOTICES. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail (air mail if overseas), return receipt requested, or by facsimile transmission, if confirmed by mail as provided in this Paragraph 11. Notices shall be deemed to have been received on the date of personal delivery or facsimile or, if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the third business day after the date of mailing. Notices shall be sent to the following addresses:

         TO THE COMPANY:

                    ECOSCIENCE CORPORATION
                    10 Alvin Court
                    East Brunswick, New Jersey 08816
                    TELECOPIER:    (908) 257-9770
                    Attention:     Michael DeGiglio
                              President and Chief Executive Officer

         WITH A COPY TO:

                    WARNER & STACKPOLE LLP
                    75 State Street
                    Boston, Massachusetts 02109
                    TELECOPIER:    (617) 951-9151
                    Attention:     Kenneth  S. Boger, Esq.

         TO THE INVESTORS:


                    at the addresses set forth in Exhibit A to this Agreement

         WITH COPIES TO:

                    TAGLICH BROTHERS, D'AMADEO, WAGNER
                     & COMPANY, INCORPORATED
                    100 Wall Street, 10th Floor
                    New York, New York 10005
                    TELECOPIER:    (212) 509-6587
                    Attention:     Mr. Michael N. Taglich, President

         and

                    SPITZER & FELDMAN P.C.
                    405 Park Avenue
                    New York, New York 10022-4405
                    TELECOPIER:     (212) 838-7472
                    Attention:     Robert G. Leonard, Esq.


or to such other address as any party shall designate in the manner provided in this Paragraph 11.

     12.  MISCELLANEOUS.

          (a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superceding any and all prior or contemporaneous oral and prior written agreements and understandings. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each party hereby consents to the exclusive jurisdiction of the Federal and state courts situated in New York County, New York in connection with any action arising out of or based upon this Agreement and the transactions contemplated by this Agreement.

          (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective personal representatives, successors and permitted assigns.

          (d) In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

          (e) Each party shall, without payment of any additional consideration by any other party, at any time on or after the date of any Closing take such further action and execute such other and further documents and instruments as the other party may request in order to provide the other party with the benefits of this Agreement.

          (f) The captions and headings contained herein are solely for convenience and reference and do not constitute a part of this Agreement.

          (g) All references to any gender shall be deemed to include the masculine, feminine or neuter gender, the singular shall include the plural and the plural shall include the singular.

          (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first aforesaid.

ECOSCIENCE CORPORATION             TAGLICH BROTHERS, D'AMADEO,
                                    WAGNER  & COMPANY,
                                     INCORPORATED



                                   By:
                                      -----------------------------------------
     By:
        ---------------------------
Michael DeGiglio, President and       Michael N.Taglich,President
Chief Executive Officer



                           TO BE COMPLETED BY INVESTOR



                    ----------------------------------------
                                   Print Name


Signature for Individual Investor       Signature of Investor
                                             Other than Individual

------------------------------          By:
          Signature                        ------------------------------------
                                   Name:
                                   Title:



                    ----------------------------------------
                                     Address


                    ----------------------------------------
                    City              State         Zip Code


                    ----------------------------------------
                                Number of Shares


                    ----------------------------------------
                   Social Security or Employer Identification
                                     Number